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                                                                Exhibit 10.25(b)

         This SUPPLEMENT, dated April 1, 1994, to the Amended and Restated Loan Agreement dated as of June 30, 1993 (as amended or supplemented from time to time, the "Loan Agreement"), among FOOTHILL CAPITAL CORPORATION (the "Borrower"), the banks parties thereto (individually a "Bank" and collectively, the "Banks"), NATIONAL WESTMINSTER BANK USA, as Documentation Agent, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent (collectively, the "CoAgents");

                                  WITNESSETH:

         WHEREAS, Section 2.1 (f) of the Loan Agreement provides that any financial institution, although not originally a party thereto, may become a party of the Loan Agreement with the consent of the Borrower and the Co-Agents by executing and delivering to the Borrower and the Co-Agents a supplement to the Loan Agreement in substantially the form of this Supplement; and

         WHEREAS, the undersigned was not an original party to the Loan Agreement but now desires to become a party thereto;

         NOW, THEREFORE, the undersigned hereby agrees as follows:

         1. The undersigned agrees to be bound by the provisions of the Loan Agreement, and agrees that it shall on the date this Supplement is accepted by the Borrower and consented to by the Co-Agents become a Bank for all purposes of the Loan Agreement.

         2. The amount of the Commitment of the undersigned shall be $5,000,000.

         3. Capitalized terms used in this Supplement and not otherwise defined shall have the respective meanings ascribed thereto in the Loan Agreement.
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         IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                            WESTDEUTSCHE LANDESBANK GIROZENTRALE
                                            New York and Cayman Islands Branches


                                            By ________________________________
                                            Title   Vice President/Associate

Accepted this 1st day of
April 1994

FOOTHILL CAPITAL CORPORATION

BY _______________________________
Title   Vice President/Treasurer

Consented to this 1st day of
April 1994

NATIONAL WESTMINSTER BANK USA,
as Documentation Agent

By _______________________________
Title   Vice President

Consented to this 1st day of
April 1994

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent

By _______________________________
Title   Vice President